SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) JULY 31, 1997



                           PSINET INC.
      (Exact name of registrant as specified in its charter)



      NEW YORK                    0-25812         16-1353600
(State or other jurisdiction   (Commission    (IRS Employer
  of incorporation)           File Number)   Identification No.)



510 HUNTMAR PARK DRIVE, HERNDON, VIRGINIA                20170
     (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (703)904-4100



______________________________________________________________
(Former name or former address, if changed since last report)




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


Item 5.  OTHER EVENTS.

          As of July 31, 1997, PSINet Inc., a New York corporation (the "Company"), pursuant to an IRU and Stock Purchase Agreement dated as of July 22, 1997 between the Company and IXC Internet Services, Inc. ("IXC Services"), an indirect subsidiary of IXC Communications, Inc. ("IXC"), further amended its Shareholder Rights Agreement dated as of May 8, 1996 (the "Rights Agreement"), to provide, among other things, that (i) no person will be deemed to be an "Affiliate" or "Associate" (as such terms are defined in the Rights Agreement) of IXC, IXC Services or any of their controlled affiliates (collectively, the "IXC Parties") (except for other IXC Parties) and (ii) none of the IXC Parties will be deemed to be an "Affiliate" or "Associate" of any other person for purposes of the Rights Agreement, unless, in any such case, such person or any IXC Party is a member of a "group" within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for or in furtherance of the purpose of (x) acquiring, holding, voting or disposing of securities of the Company, (y) seeking to control the management, Board of Directors or policies of the Company, or (z) effecting or seeking to effect any action, transaction, change or matter referred to in any one or more of clauses
(a) through (j) of Item 4 of Securities and Exchange Commission Schedule 13D under the 1934 Act, or otherwise is or shall be deemed to be acting in concert with any IXC Party or such person, as applicable, for or in furtherance of any such purpose.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibit
          -----------------------------------------------------
          (c) Exhibits.

          4.1.2 Amendment No. 2, dated as of July 31, 1997, to Rights Agreement, dated as of May 8, 1996, between PSINet Inc. and First Chicago Trust Company of New York, as Rights Agent.

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
                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    August 20, 1997          PSINET INC.



                                   By:  /S/ DAVID N. KUNKEL
                                       David N. Kunkel
                                       Senior Vice President,
                                        Secretary and General
                                        Counsel


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
                           EXHIBIT INDEX


                                                Sequentially
                                                Numbered
Exhibit No.      Description                    Page
----------       -----------                    ------------

4.1.2         Amendment No. 2, dated as of      Incorporated by
              July 31, 1997, to Rights          reference from
              Agreement, dated as of May 8,     Exhibit 3 to
              1996, between PSINet Inc. and     PSINet's
              First Chicago Trust Company of    Registration
              New York, as Rights Agent.        Statement on Form 8-
                                                A/A dated August 20,
                                                1997



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